MASSMUTUAL PREMIER FUNDS

Supplement dated March 15, 2010 to the

Prospectus dated March 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces information for the Inflation-Protected and Income Fund found on page 10 in the section titled Fees And Expenses Of The Fund. The information is being revised to reflect interest amounts that were incurred in the Fund’s last fiscal year as a result of its entering into reverse repurchase agreements as discussed in the Prospectus; those amounts are reflected in the Fund’s Financial Highlights on pages 120-124.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class Y	Class L	Class A		Class N
Management Fees	.48%	.48%	.48%	.48%		.48%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%		.50%
Other Expenses	.15%	.24%	.39%	.39%		.44%
Interest Expense	.07%	.07%	.07%	.07%		.07%
Remainder of Other Expenses	.08%	.17%	.32%	.32%		.37%
Total Annual Fund Operating Expenses	.63%	.72%	.87%	1.12%		1.42%
Expense Reimbursement(1)	—	—	—	(.10%	)	(.10%	)
Total Annual Fund Operating Expenses after Expense Reimbursement	.63%	.72%	.87%	1.02%		1.32%
(1)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of other expenses for Class A and Class N through February 28, 2011. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class S	$64	$202	$351	$786
Class Y	$74	$230	$401	$894
Class L	$89	$278	$482	$1,073
Class A	$574	$805	$1,053	$1,765
Class N	$234	$440	$767	$1,693
Class N (no redemption)	$134	$440	$767	$1,693

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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